NEWS

For Release:      April 28, 2004

Contact:          Financial:    Joseph F. Morris
                                Senior Vice President,
                                Chief Financial Officer and Treasurer
                                (215) 443-3612

                  Media:        David Kirk, APR
                                (610) 792-3329

 Summary: Penn-America Group, Inc. (NYSE:PNG) reports record levels of gross written premiums, total revenues and net income for the first quarter of 2004. Operating income increased 38.5 percent to $4.3 million or $0.29 per share (basic and diluted) for the first quarter of 2004.


         HATBORO PA (April 28, 2004) -- Penn-America Group, Inc. (NYSE:PNG) today reported operating income of $4.3 million or $0.29 per share (basic and diluted) for the first quarter of 2004, compared with operating income of $3.1 million or $0.21 per share (basic and diluted) for the first quarter of 2003. Net income for the first quarter of 2004 increased to a record level of $4.7 million or $0.32 per basic share and $0.31 per diluted share and included a net realized investment gain, after taxes, of $0.4 million. Net income for the first quarter of 2003 was $3.6 million or $0.24 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.5 million.

         Gross written premiums increased 58.6 percent to a record level of $64.1 million in the first quarter of 2004, compared with $40.4 million for the same period in 2003. Net written premiums increased 63.2 percent to $55.5 million in the first quarter, compared with $34.0 million for the same period in 2003. The GAAP combined ratio for the first quarter of 2004 was 92.7, compared with 95.1 for the first quarter of 2003.



                                    --more--

Page 2/Penn-America Group, Inc. (NYSE: PNG) First Quarter 2004 Results

         Commenting on the first quarter operating results, Jon S. Saltzman, president and CEO noted, "Our first quarter 2004 operating results demonstrate that the favorable market conditions that have existed for the last three years in the excess and surplus lines segment of the property and casualty insurance industry have continued into 2004. Our record level of gross written premiums, which included an average price increase of six percent, is further evidence of our belief that standard lines carriers are continuing to avoid writing many of the small commercial businesses that we target such as restaurants, artisan contractors, retail stores and habitational risks."

         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain, after taxes, from net income. The company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.

Teleconference for Interested Parties

         Jon Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Daylight Time. To participate, telephone (888) 273-9889 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 2:30 p.m. today through 11:59 p.m. Eastern Daylight Time, Wednesday, May 5, 2004. To hear the recording, telephone
(800) 475-6701 at any time during that period and use access code 726628. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Webcast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.



                                    --more--

Page 3/Penn-America Group, Inc. (NYSE: PNG)
First Quarter 2004 Results

         Penn-America Group, Inc. (NYSE:PNG) is a specialty property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses located primarily in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines market.

Forward-Looking Information

Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors, which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies; (4) uncertainties arising from the cyclical nature of the company's business; (5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2003 10-K.

Note:  Tables follow.







                                    --more--



PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)

                                                                              Three Months Ended
                                                                     -------------------------------------
                                                                         3/31/2004            3/31/2003
                                                                     ----------------     ----------------

Revenues:
Premiums earned                                                       $       47,455       $       34,365
Net investment income                                                          3,487                3,213
Net realized investment gain                                                     556                  714
                                                                     ----------------     ----------------
Total revenues                                                                51,498               38,292
                                                                     ----------------     ----------------

Losses and expenses:
Losses and loss adjustment expenses                                           30,250               22,012
Amortization of deferred
policy acquisition costs                                                      11,682                8,617
Other underwriting expenses                                                    2,074                2,046
Corporate expenses                                                               261                  185
Interest expense                                                                 505                  304
                                                                     ----------------     ----------------
Total losses and expenses                                                     44,772               33,164
                                                                     ----------------     ----------------

Income before income tax                                                       6,726                5,128
Income tax expense                                                             2,068                1,554
                                                                     ----------------     ----------------

Net income                                                            $        4,658       $        3,574
                                                                     ================     ================

Operating income                                                               4,297                3,103
Net realized investment gain, after taxes                                        361                  471
                                                                     ----------------     ----------------
Net income                                                            $        4,658       $        3,574
                                                                     ================     ================

Basic income per share:
Operating income                                                      $         0.29       $         0.21
Net realized investment gain, after taxes                                       0.03                 0.03
                                                                     ----------------     ----------------
Net income                                                            $         0.32       $         0.24
                                                                     ================     ================

Diluted income per share:
Operating income                                                      $         0.29       $         0.21
Net realized investment gain, after taxes                                       0.02                 0.03
                                                                     ----------------     ----------------
Net income                                                            $         0.31       $         0.24
                                                                     ================     ================

Cash dividend per share                                               $         0.06       $      0.04375

Weighted average shares outstanding:
Basic                                                                     14,753,594           14,591,096
Diluted                                                                   14,994,449           14,798,913


                  --more--



PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


INSURANCE PERFORMANCE DATA

                                              Three Months Ended
                                         -----------------------------
                                            3/31/2004       3/31/2003
                                         -------------   -------------

Gross written premiums                    $    64,076     $    40,396
Net written premiums                           55,487          33,998

GAAP ratios:
Loss ratio                                       63.7            64.1
Expense ratio                                    29.0            31.0
                                         -------------   -------------
Combined ratio                                   92.7            95.1

Statutory ratios:
Loss ratio                                       63.7            64.1
Expense ratio                                    27.7            30.6
                                         -------------   -------------
Combined ratio                                   91.4            94.7





                  --more--


PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except share data)

SELECTED BALANCE SHEET DATA

                                                                   March 31, 2004       December 31, 2003
                                                                ------------------      -------------------
Investments and cash:
Fixed maturities:
Available for sale                                                 $      320,569           $      323,230
Held to maturity                                                              275                      275
Equity securities                                                          27,507                   10,194
Cash and cash equivalents                                                  15,542                   11,976
                                                                ------------------      -------------------
                                                                   $      363,893           $      345,675
                                                                ==================      ===================


Reinsurance recoverable                                            $       40,500           $       37,996

Total assets                                                              471,273                  443,874

Unpaid losses and loss adjustment expenses                                190,591                  174,882

Unearned premiums                                                         100,196                   92,205

Total liabilities                                                         335,195                  313,064

Total stockholders' equity                                                136,078                  130,810

Total shares outstanding                                               14,765,052               14,743,698

Book value per share                                               $         9.22           $         8.87

Statutory surplus                                                  $      125,125           $      121,960





PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE:PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)

SUPPLEMENTARY DATA BY LINE OF BUSINESS

                                                              Three Months Ended March 31, 2004
                                                              ---------------------------------

                                                        Net                  Net                Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------

Core commercial lines of business:
Property1                                          $     20,612         $     18,340                67.5
Casualty2                                                34,875               29,115                61.4
                                                   -------------        -------------        ------------
Total core commercial                                    55,487               47,455                63.7
Exited lines3                                               ---                  ---                 ---
                                                   -------------        -------------        ------------
Total                                              $     55,487         $     47,455                63.7
                                                   =============        =============        ============


                                                              Three Months Ended March 31, 2003
                                                              ---------------------------------

                                                        Net                  Net                Loss
                                                      Written               Earned             and LAE
                                                      Premiums             Premiums             Ratio
                                                   -------------        -------------        ------------

Core commercial lines of business:
Property1                                          $     15,375         $     16,271                62.0
Casualty2                                                18,638               18,097                63.9
                                                   -------------        -------------        ------------
Total core commercial                                    34,013               34,368                63.0
Exited lines3                                               (15)                  (3)                  *
                                                   -------------        -------------        ------------
Total                                              $     33,998         $     34,365                64.1
                                                   =============        =============        ============




     1 Property consists of special property and commercial multi-peril property lines of business.

     2 Casualty consists of other and product liability and commercial multi-peril liability lines of business.

     3 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.

     *Not meaningful.
